Monthly Volume Summary: June 2008 (unaudited & subject to change) (dollars in millions)

TABLE 1 — TOTAL MORTGAGE PORTFOLIO [1,2]

								June 2008 Highlights:

> The aggregate unpaid principal balance (UPB) of our retained portfolio increased to $791.8 billion at June 30, 2008.

> Total mortgage portfolio has increased at an annualized rate of 9.4% year-to-date and 5.7% in June.

> The amount of retained portfolio mortgage purchase and sales agreements entered into during the month of June totaled $34.7 billion, up from the $26.2 billion entered into during the month of May.

> Total guaranteed PCs and Structured Securities issued have increased at an annualized rate of 9.8% year-to-date and 5.0% in June.

> The single-family delinquency rate for all loans was 86 basis points in May, up from 81 basis points in April.

> The measure of our exposure to changes in portfolio market value averaged $390 million for PMVS-L and averaged $49 million for PMVS-YC in June. Duration Gap averaged 0 months. See Endnote (14) for further information.

	Purchases						Annualized
	and			Net Increase/	Ending	Annualized	Liquidation
	Issuances [3]	Sales [4]	Liquidations	(Decrease)	Balance	Growth Rate	Rate

Jun 2007	$51,332	$(642)	$(28,896)	$21,794	$1,952,949	13.5%	18.0%

Jul	40,546	(2,712)	(26,249)	11,585	1,964,534	7.1%	16.1%

Aug	44,989	—	(26,029)	18,960	1,983,494	11.6%	15.9%

Sep	59,650	(13)	(21,196)	38,441	2,021,935	23.3%	12.8%

Oct	40,211	(38)	(22,887)	17,286	2,039,221	10.3%	13.6%

Nov	41,359	—	(22,288)	19,071	2,058,292	11.2%	13.1%

Dec [5]	55,072	—	(10,688)	44,384	2,102,676	25.9%	6.2%

Full-Year 2007	577,691	(3,646)	(298,089)	275,956	2,102,676	15.1%	16.3%

Jan 2008	32,089	—	(23,713)	8,376	2,111,052	4.8%	13.5%

Feb	47,723	(143)	(26,453)	21,127	2,132,179	12.0%	15.0%

Mar	54,604	(829)	(36,265)	17,510	2,149,689	9.9%	20.4%

Apr	43,287	(636)	(34,258)	8,393	2,158,082	4.7%	19.1%

May	65,064	(115)	(31,708)	33,241	2,191,323	18.5%	17.6%

Jun [6]	53,661	(1,721)	(41,569)	10,371	2,201,694	5.7%	22.8%

YTD 2008	$296,428	$(3,444)	$(193,966)	$99,018	$2,201,694	9.4%	18.4%

TABLE 2 — RETAINED PORTFOLIO [1]									TABLE 3 — RETAINED PORTFOLIO COMPONENTS [1]

								Mortgage			Non-Freddie Mac			Retained
								Purchase and		PCs and	Mortgage-Related			Portfolio
	Retained	Sales, net of		Net Increase/	Ending	Annualized	Annualized	Sales		Structured	Related Securities			Ending
	Purchases [7]	Other Activity [8]	Liquidations	(Decrease)	Balance	Growth Rate	Liquidation Rate	Agreements [9]		Securities	Agency	Non-Agency	Mortgage Loans	Balance

Jun 2007	$25,650	$(10,196)	$(14,767)	$687	$712,136	1.2%	24.9%	$40,391	Jun 2007	$351,711	$44,861	$246,521	$69,043	$712,136

Jul	29,213	(7,785)	(12,935)	8,493	720,629	14.3%	21.8%	3,413	Jul	365,332	44,271	241,780	69,246	720,629

Aug	26,720	(2,250)	(12,880)	11,590	732,219	19.3%	21.4%	20,354	Aug	374,638	46,866	238,962	71,753	732,219

Sep	11,268	(19,367)	(10,956)	(19,055)	713,164	(31.2)%	18.0%	11,520	Sep	356,005	48,281	235,851	73,027	713,164

Oct	23,933	(23,197)	(10,755)	(10,019)	703,145	(16.9)%	18.1%	(11,051)	Oct	342,083	47,693	238,479	74,890	703,145

Nov	9,403	(480)	(10,716)	(1,793)	701,352	(3.1)%	18.3%	(1,981)	Nov	338,403	47,121	237,074	78,754	701,352

Dec [5]	27,432	(644)	(7,327)	19,461	720,813	33.3%	12.5%	7,871	Dec [5]	356,970	47,836	233,849	82,158	720,813

Full-Year 2007	247,774	(81,468)	(149,452)	16,854	720,813	2.4%	21.2%	150,770	Full-Year 2007	356,970	47,836	233,849	82,158	720,813

Jan 2008	13,518	(7,550)	(9,849)	(3,881)	716,932	(6.5)%	16.4%	581	Jan 2008	356,105	48,182	230,354	82,291	716,932

Feb	7,870	(6,156)	(9,123)	(7,409)	709,523	(12.4)%	15.3%	14,802	Feb	349,129	47,798	226,701	85,895	709,523

Mar	18,598	(5,150)	(10,509)	2,939	712,462	5.0%	17.8%	43,479	Mar	346,850	54,349	222,929	88,334	712,462

Apr	36,887	(696)	(11,116)	25,075	737,537	42.2%	18.7%	43,485	Apr	375,200	54,668	218,964	88,705	737,537

May	46,126	(2,218)	(11,062)	32,846	770,383	53.4%	18.0%	26,249	May	395,355	69,642	215,283	90,103	770,383

Jun	37,983	(5,795)	(10,773)	21,415	791,798	33.4%	16.8%	34,746	Jun	413,907	74,143	212,725	91,023	791,798

YTD 2008	$160,982	$(27,565)	$(62,432)	$70,985	$791,798	19.7%	17.3%	$163,342	YTD 2008	$413,907	$74,143	$212,725	$91,023	$791,798

Please see Endnotes on page 3.

1 of 3

TABLE 4 — TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED [1,10]							TABLE 5 — TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES OUTSTANDING [1,10]

						Annualized		Purchases into	Sales out of the					Annualized
			Net Increase/	Ending	Annualized	Liquidation		the Retained	Retained		Net Increase/	Ending	Annualized	Liquidation
	Issuances	Liquidations [11]	(Decrease)	Balance	Growth Rate	Rate	Issuances	Portfolio	Portfolio	Liquidations [11]	(Decrease)	Balance [12]	Growth Rate	Rate

Jun 2007	$40,818	$(20,370)	$20,448	$1,592,524	15.6%	15.5%	$40,818	$(15,136)	$10,281	$(14,856)	$21,107	$1,240,813	20.8%	14.6%

Jul	35,483	(18,770)	16,713	1,609,237	12.6%	14.1%	35,483	(24,150)	5,811	(14,052)	3,092	1,243,905	3.0%	13.6%

Aug	35,348	(18,672)	16,676	1,625,913	12.4%	13.9%	35,348	(17,079)	3,175	(14,074)	7,370	1,251,275	7.1%	13.6%

Sep	54,262	(15,399)	38,863	1,664,776	28.7%	11.4%	54,262	(5,880)	20,437	(11,323)	57,496	1,308,771	55.1%	10.9%

Oct	31,085	(17,702)	13,383	1,678,159	9.6%	12.8%	31,085	(14,807)	24,471	(13,444)	27,305	1,336,076	25.0%	12.3%

Nov	34,215	(17,031)	17,184	1,695,343	12.3%	12.2%	34,215	(2,259)	1,936	(13,028)	20,864	1,356,940	18.7%	11.7%

Dec [5]	48,210	(4,720)	43,490	1,738,833	30.8%	3.3%	48,210	(20,570)	746	(3,463)	24,923	1,381,863	22.0%	3.1%

Full-Year 2007	470,976	(209,166)	261,810	1,738,833	17.7%	14.2%	470,976	(141,059)	86,779	(157,594)	259,102	1,381,863	23.1%	14.0%

Jan 2008	29,480	(18,088)	11,392	1,750,225	7.9%	12.5%	29,480	(10,909)	7,723	(14,037)	12,257	1,394,120	10.6%	12.2%

Feb	42,968	(21,408)	21,560	1,771,785	14.8%	14.7%	42,968	(3,115)	6,172	(17,489)	28,536	1,422,656	24.6%	15.1%

Mar	43,526	(31,234)	12,292	1,784,077	8.3%	21.2%	43,526	(7,520)	4,561	(25,996)	14,571	1,437,227	12.3%	21.9%

Apr	40,779	(29,111)	11,668	1,795,745	7.8%	19.6%	40,779	(34,379)	415	(23,497)	(16,682)	1,420,545	(13.9)%	19.6%

May	47,310	(26,760)	20,550	1,816,295	13.7%	17.9%	47,310	(28,372)	2,404	(20,947)	395	1,420,940	0.3%	17.7%

Jun [6]	43,981	(36,473)	7,508	1,823,803	5.0%	24.1%	43,981	(28,303)	4,366	(31,088)	(11,044)	1,409,896	(9.3)%	26.3%

YTD 2008	$248,044	$(163,074)	$84,970	$1,823,803	9.8%	18.8%	$248,044	$(112,598)	$25,641	$(133,054)	$28,033	$1,409,896	4.1%	19.3%

TABLE 6 — DELINQUENCIES [13]					TABLE 7 — INTEREST-RATE RISK SENSITIVITY DISCLOSURES [14]

	Single-Family (90 days or more delinquent)			Multifamily
				(60 days or
	Non-Credit	Credit		more
	Enhanced	Enhanced	All Loans	delinquent)		Portfolio Market Value-		Portfolio Market Value-

						Level		Yield Curve
						(PMVS-L) (50bp)		(PMVS-YC) (25bp)		Duration Gap
						(dollars in millions)		(dollars in millions)		(Rounded to Nearest Month)

						Monthly	Quarterly	Monthly	Quarterly	Monthly	Quarterly
						Average	Average	Average	Average	Average	Average

Jun 2007	0.26%	1.17%	0.42%	0.05%	Jun 2007	$174	$239	$20	$17	0	0

Jul	0.28%	1.21%	0.44%	0.05%	Jul	161	—	15	—	0	—

Aug	0.30%	1.25%	0.46%	0.06%	Aug	181	—	40	—	0	—

Sep	0.34%	1.34%	0.51%	0.06%	Sep	264	200	66	39	0	0

Oct	0.36%	1.40%	0.54%	0.05%	Oct	322	—	24	—	0	—

Nov	0.40%	1.55%	0.60%	0.05%	Nov	378	—	39	—	0	—

Dec	0.45%	1.62%	0.65%	0.02%	Dec	385	361	50	37	0	0

					Full-Year 2007	261	—	31	—	0	—

Jan 2008	0.49%	1.73%	0.71%	0.01%	Jan 2008	438	—	55	—	0	—

Feb	0.52%	1.78%	0.74%	0.01%	Feb	331	—	55	—	0	—

Mar	0.54%	1.81%	0.77%	0.04%	Mar	437	403	41	50	1	0

Apr	0.57%	1.88%	0.81%	0.03%	Apr	571	—	20	—	1	—

May	0.61%	1.98%	0.86%	0.04%	May	576	—	202	—	0	—

					Jun	390	513	49	90	0	0

					YTD 2008	$459	—	$70	—	0	—

Please see Endnotes on page 3.

2 of 3

ENDNOTES

(1)	The activity and balances set forth in this report represent contractual amounts of unpaid principal balances, which are measures that differ from the balance of the retained portfolio as calculated in conformity with GAAP, and exclude mortgage-related securities traded, but not yet settled. The retained portfolio amounts set forth in this report exclude premiums, discounts, deferred fees and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities that are reflected in our retained portfolio under GAAP.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Total mortgage portfolio Purchases and Issuances (Table 1) is defined as retained portfolio purchases (Table 2) plus total guaranteed PC and Structured Securities issuances (Table 4) less purchases into the retained portfolio (Table 5).
(4)	Includes: (a) sales of non-Freddie Mac mortgage-related securities from our retained portfolio and (b) sales of multifamily mortgage loans from our retained portfolio. Excludes the transfer of single-family mortgage loans through transactions that qualify as sales and all transfers through swap-based exchanges.
(5)	Effective December 2007, we established securitization trusts for the underlying assets of our guaranteed PCs and Structured Securities issued. As a result, we adjusted the reported balance of our mortgage portfolio to reflect the publicly-available security balances of guaranteed PCs and Structured Securities. Previously we reported these balances based on the unpaid principal balance of the underlying mortgage loans. Our reported annualized growth rate and annualized liquidation rate for the month of December 2007 and full-year 2007 presented in Tables 1, 2, 4 and 5 are affected by this reporting change.
(6)	Issuances and liquidations in June 2008 and for the six months ended June 30, 2008 include approximately $13.7 billion and $18.8 billion, respectively, of conversions of previously issued long-term credit guarantees into either PCs or Structured Transactions in the same month. These conversion amounts, based on the unpaid principal balance of the single-family mortgage loans, are included in liquidations, representing the termination of the original agreement and are included in issuances, representing the new securities issued. Excluding these conversions, the amount of our issuances for the month of June 2008 and six months ended June 30, 2008 would have been $30.2 billion and $229.2 billion in Tables 4 and 5, respectively, and the liquidation rates for the month of June 2008 in Tables 1, 4, and 5 would have been 15.3%, 15.0%, and 14.7%, respectively, and for the six months ended June 30, 2008 would have been 16.7%, 16.6%, and 16.5%, respectively. As of June 30, 2008 the ending balances of our PCs and Structured Securities, excluding outstanding long-term credit guarantees would have been $1,813 billion and $1,399 billion in Tables 4 and 5, respectively.
(7)	Single-family mortgage loans purchased for cash are reported net of transfers of such mortgage loans through transactions that qualify as sales under GAAP as well as all swap-based exchanges.
(8)	See Endnote 4. Also includes: (a) net additions to our retained portfolio for delinquent mortgage loans purchased out of PC pools, (b) balloon reset mortgages purchased out of PC pools and (c) sales of our PCs and Structured Securities from our retained portfolio reported as sales (Table 5).
(9)	Mortgage purchases and sales agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our retained portfolio offset by monthly commitments to sell mortgage-related securities out of our retained portfolio during the month and (b) the net amount of monthly mortgage loan purchases and sales agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Mortgage purchases and sales agreements also includes the net amount of mortgage-related securities that we expect to purchase or sell pursuant to written and purchased options entered into during the month for which we expect to take or make delivery of the securities. In some instances, commitments may settle during the same period in which we have entered into the related commitment.
(10)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans held by third parties. Excludes Structured Securities where we have resecuritized our PCs and Structured Securities. Resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Real Estate Mortgage Investment Conduits (REMICs) and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded REMICs are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our Registration Statement on Form 10, dated July 18, 2008.
(11)	Represents principal repayments relating to PCs and Structured Securities including those backed by non-Freddie Mac mortgage-related securities and relating to securities issued by others and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon reset mortgage loans out of PC pools.
(12)	Represents our guaranteed PCs and Structured Securities held by third parties and credit-related commitments with respect to single-family mortgage loans held by third parties.
(13)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on net carrying value of mortgages 60 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 exclude mortgage loans underlying Structured Transactions as well as mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. Structured Transactions typically have underlying mortgage loans with a variety of risk characteristics. Many of these Structured Transactions have security-level credit protections from losses in addition to loan-level credit protection that may also exist. Additional information concerning Structured Transactions can be found in our Registration Statement on Form 10, dated July 18, 2008.
The unpaid principal balance of our single-family Structured Transactions at May 31, 2008 was $17.6 billion, representing approximately 1% of our total mortgage portfolio. The delinquency rate for our single-family Structured Transactions was 11.4% at May 31, 2008.
Previously reported delinquency data is subject to change to reflect currently available information. Revisions to previously reported delinquency rates have not been significant nor have they significantly affected the overall trend of our single-family “credit enhanced” and “all loans” delinquency rates.

(14)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in the London Interbank Offering Rates, or LIBOR, yield curve. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in LIBOR rates. While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.

3 of 3